UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

Chinook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37345	94-3348934
(Commission File No.)	(IRS Employer Identification No.)

400 Fairview Avenue North, Suite 900

Seattle, WA

(Address of principal executive offices)

98109

(Zip Code)

Registrant’s telephone number, including area code: (206) 485-7241

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KDNY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Chinook Therapeutics, Inc. (“Chinook”) is aware that the Federal Deposit Insurance Corp. (“FDIC”) has taken control of Silicon Valley Bank (“SVB”) due to liquidity concerns. Chinook holds an immaterial amount of its cash and cash equivalents with SVB and considers its exposure relating to SVB to be minimal.

The information in this Item 7.01 is being furnished herewith and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Chinook Therapeutics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (“8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about Chinook that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this 8-K, including statements regarding Chinook’s cash and investments, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “excited,” “expect,” “going to,” “intend,” “may,” “opportunity,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Chinook cautions you that the foregoing may not include all of the forward-looking statements made in this 8-K.

You should not rely on forward-looking statements as predictions of future events. Chinook has based the forward-looking statements contained in this 8-K primarily on its current expectations and projections about future events and trends. These forward-looking statements are subject to risks and uncertainties described in “Risk Factors” and elsewhere in Chinook’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2023, which is available on the SEC’s website at www.sec.gov. Additional information is available in Chinook’s periodic reports filed with the SEC. In addition, any forward-looking statements contained in this 8-K are based on assumptions that Chinook believes to be reasonable as of this date. Chinook undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2023		Chinook Therapeutics, Inc.

	By:	/s/ Eric L. Dobmeier
Eric L. Dobmeier
President and Chief Executive Officer